Principal Funds, Inc.
Supplement dated October 30, 2023
to the Prospectus and Statement of Additional Information
both dated March 1, 2023
(as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus for the Diversified Income Fund.

SUMMARY FOR DIVERSIFIED INCOME FUND
On or about December 15, 2023, which timing may be influenced by market conditions and/or specific sub-advisor and portfolio logistics and trading, under the Sub-Advisors section, add the following to the alphabetical list of sub-advisors:
Grantham, Mayo, Van Otterloo & Co. LLC

MANAGEMENT OF THE FUNDS
On or about December 15, 2023, which timing may be influenced by market conditions and/or specific sub-advisor and portfolio logistics and trading, under The Sub-Advisors section, add the following to the alphabetical list of sub-advisors:

Sub-Advisor:
Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), 53 State Street, Boston, MA 02109, is a registered investment advisor organized in 1977. GMO manages a broad range of investment strategies, including equity and fixed income strategies across global developed and emerging markets, multi-asset class strategies, and alternative strategies.

Fund(s):	a portion of Diversified Income (opportunistic securitized investment sleeve)
The changes described below are being made to the Statement of Additional Information for the Diversified Income Fund.

INVESTMENT ADVISORY AND OTHER SERVICES
On or about December 15, 2023, which timing may be influenced by market conditions and/or specific sub-advisor and portfolio logistics and trading, under Investment Advisors, add the following in alphabetical order:

Sub-Advisor:	Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), is organized as a Massachusetts limited liability company that is owned by active and retired partners.

Fund(s):	a portion of Diversified Income (opportunistic securitized investment sleeve)

APPENDIX C – PROXY VOTING POLICIES
On or about December 15, 2023, which timing may be influenced by market conditions and/or specific sub-advisor and portfolio logistics and trading, add the proxy voting policy for Grantham, Mayo, Van Otterloo & Co. LLC.

Proxy Voting Policy Adoption: August 6, 2003 Last Revision: January 10, 2022	GMO LLC and related entities[1] (collectively, “GMO”)

I.Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) manages a variety of products and GMO’s proxy voting authority may vary depending on the type of product or specific client preferences. GMO retains full proxy voting discretion for accounts comprised of comingled client assets. However, GMO’s proxy voting authority may vary for accounts that GMO manages on behalf of individual clients. These clients may retain full proxy voting authority for themselves, grant GMO full discretion to vote proxies on their behalf, or provide GMO with proxy voting authority along with specific instructions and/or custom proxy voting guidelines. Where GMO has been granted discretion to vote proxies on behalf of managed account clients this authority must be explicitly defined in the relevant Investment Management Agreement, or other document governing the relationship between GMO and the client.

In exercising its proxy voting authority, GMO is mindful of the fact that the value of proxy voting to a client’s investments may vary depending on the nature of an individual voting matter and the strategy in which a client is invested. Some GMO strategies follow a systematic, research- driven investment approach, applying quantitative tools to process fundamental information and manage risk. Some proxy votes may have heightened value for certain clients, such as votes on corporate events (e.g., mergers and acquisitions, dissolutions, conversions, or consolidations) for those clients invested in GMO strategies involving the purchase of securities around corporate events. These differences may result in varying levels of GMO engagement in proxy votes, but in all cases where GMO retains proxy voting authority, it will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).

GMO’s Stewardship and Corporate Leadership Subcommittee, a sub-committee of the GMO ESG Oversight Committee, is responsible for the implementation of this Policy, including the oversight and use of third-party proxy advisers, the manner in which GMO votes its proxies, and fulfilling GMO’s obligation voting proxies in the best interest of its clients.

II.Use of Third-Party Proxy Advisors

GMO has retained an independent third-party Proxy Advisory firm for a variety of services including, but not limited to, receiving proxy ballots, proxy voting research and recommendations, and executing votes. GMO may also engage other Proxy Advisory firms as appropriate for proxy voting research and other services.

1 Grantham, Mayo, Van Otterloo & Co. LLC, GMO Australia Limited, and GMO Singapore Pte. Ltd.

III.Considerations When Assessing or Considering a Proxy Advisory Firm

When considering the engagement of a new, or the performance and retention of an existing, Proxy Advisory firm to provide research, voting recommendations, or other proxy voting related services, GMO will, as part of its assessment, consider:
▪The capacity and competency of the Proxy Advisory firm to adequately analyze the matters up for a vote;
▪The    ability    of    the    Proxy    Advisory    firm    to    provide    information    supporting    its recommendations in a timely manner;
▪The ability of the Proxy Advisory firm to respond to ad hoc requests from GMO;
▪Whether the Proxy Advisory firm has an effective process for obtaining current and accurate information including from issuers and clients (e.g., engagement with issuers, efforts to correct deficiencies, disclosure about sources of information and methodologies, etc.);
▪How the Proxy Advisory firm incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, including unique characteristics regarding an issuer;
▪Whether the Proxy Advisory firm has adequately disclosed its methodologies and application in formulating specific voting recommendations;
▪The nature of third-party information sources used as a basis for voting recommendations;
▪When and how the Proxy Advisory firm would expect to engage with issuers and other third parties;
▪Whether the Proxy Advisory firm has established adequate policies and procedures on how it identifies, discloses and addresses conflicts of interests that arise from providing proxy voting recommendations and related services, from activities other than providing proxy voting recommendations and services, and from Proxy Advisory firm affiliations;
▪Whether the Proxy Advisory firm has established adequate diversity and inclusion practices;
▪Information regarding any errors, deficiencies, or weaknesses that may materially affect the Proxy Advisory firm’s research or ultimate recommendation;
▪Whether the Proxy Advisory firm appropriately and regularly updates methodologies, guidelines, and recommendations, including in response to feedback from issuers and their shareholders;
▪Whether the Proxy Advisory firm adequately discloses any material business changes taking into account any potential conflicts of interests that may arise from such changes.

GMO also undertakes periodic sampling of proxy votes as part of its assessment of a Proxy Advisory firm and in order to reasonably determine that proxy votes are being cast on behalf of its clients consistent with this Policy.

I.Potential Conflicts of Interest of the Proxy Advisor

GMO requires any Proxy Advisory firm it engages with to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, GMO requires information on how said conflict is being addressed. If GMO determines that a material conflict of interest exists and is not sufficiently mitigated, GMO’s Stewardship and Corporate Leadership Subcommittee will determine whether the conflict has an impact on the Proxy Advisory firm’s voting recommendations, research, or other services and determine if any action should be taken.

II.Voting Procedures and Approach

In relation to stocks held in GMO funds and accounts where GMO has proxy voting discretion, GMO will, as a general rule, seek to vote in accordance with this Policy and the applicable guidelines GMO has developed to govern voting recommendations from its Proxy Advisory firm (“GMO Voting Guidelines”). In instances where a separate account client has provided GMO with specific instructions and/or custom proxy voting guidelines, GMO will seek to vote proxies in line with such instructions or custom guidelines.

GMO may refrain from voting in certain situations unless otherwise agreed to with a client. These situations include, but are not limited to, when:

1.The cost of voting a proxy outweighs the benefit of voting;
2.GMO does not have enough time to process and submit a vote due to the timing of proxy information transfer or other related logistical or administrative issues;
3.GMO has an outstanding sell order or intends to sell the applicable security prior to the voting date;
4.There are restrictions on trading resulting from the exercise of a proxy;
5.Voting would cause an undue burden to GMO (e.g., votes occurring in jurisdictions with beneficial ownership disclosure and/or Power of Attorney requirements); or
6.GMO has agreed with the client in advance of the vote not to vote in certain situations or on specific issues.

GMO generally does not notify clients of non-voted proxy ballots.

Some of GMO’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights.

III.Voting Guidelines

GMO seeks to vote proxies in a manner that encourages and rewards behavior that supports the creation of sustainable long‐term growth, and in a way consistent with the investment mandate of the assets we manage for our clients. Accordingly, GMO’s Voting Guidelines aim to promote sustainable best practices in portfolio companies, which includes advocating for environmental protection, human rights, fair labor, and anti-discrimination practices. When evaluating and adopting these guidelines and to encourage best sustainability practices, we take into account generally accepted frameworks such as those defined by the United Nations Principles for Responsible Investment and United Nations Global Compact.2

IV.Issuer Specific Ballot Evaluations

GMO may review individual ballots (for example, in relation to specific corporate events such as mergers and acquisitions) using a more detailed analysis than is generally applied through the GMO Voting Guidelines. This analysis may, but does not always, result in deviation from the voting recommendation that would result from the GMO Voting Guidelines assigned to a given GMO fund or managed account. When determining whether to conduct an issuer-specific analysis, GMO will consider the potential effect of the vote on the value of the investment. To the extent that issuer-specific analysis results in a voting recommendation that deviates from a recommendation produced by the GMO Voting Guidelines, GMO will be required to vote proxies in a way that, in GMO’s reasonable judgment, is in the best interest of GMO’s clients.

2 Attached as Appendix I is a summary of key topics covered in GMO’s Voting Guidelines for U.S. companies.

V.Potential Conflicts of Interest of the Advisor

GMO mitigates potential conflicts of interest by generally voting in accordance with the GMO Voting Guidelines and/or specific voting guidelines provided by clients. However, from time to time, GMO may determine to vote contrary to GMO Voting Guidelines with respect to GMO funds or accounts for which GMO has voting discretion, which itself could give rise to potential conflicts of interest.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

1.GMO has a material business relationship or potential relationship with the issuer;
2.GMO has a material business relationship with the proponent of the proxy proposal; or
3.GMO members, employees or consultants have a personal or other material business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the GMO Voting Guidelines; (ii) seek instructions from the client or request that the client votes such proxy, or (iii) abstain. All such instances shall be reported to GMO’s Compliance Department at least quarterly.

VI.Ballot Materials and Processing

The Proxy Advisory firm is responsible for coordinating with GMO’s clients’ custodians to seek to ensure that proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to the Proxy Advisory firm. In the event that proxy materials are sent to GMO directly instead of the Proxy Advisory firm, GMO will use reasonable efforts to coordinate with the Proxy Advisory firm for processing.

VII.Disclosure

Upon request, GMO will provide clients with a copy of this Policy and how the relevant client’s proxies have been voted. In relation to the latter, GMO will prepare a written response that lists, with respect to each voted proxy:

1.The name of the issuer;
2.The proposal voted upon; and
3.The election made for the proposal.

VIII.GMO Mutual Funds

GMO’s responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a family of registered mutual funds for which GMO serves as the investment adviser, may give rise to conflicts of interest. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, (b) seek instructions from its clients and vote on accordance with those instructions, or (c) take such other action as GMO deems appropriate in consultation with the Trust’s Chief Compliance Officer.

On an annual basis, GMO will provide, or cause the Proxy Advisory firm to provide, to the GMO Trust administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940.

IX.Proxy Recordkeeping

GMO and its Proxy Advisory firm (where applicable) will maintain records with respect to this Policy for a period of no less than five (5) years as required by SEC Rule 204-2 under the Investment Advisers Act of 1940, including the following:

1.A copy of the Policy, and any amendments thereto;
2.A copy of any document that was material to making a decision how to vote proxies, or that memorializes that decision; and
3.A record of each vote cast by GMO or the Proxy Advisory firm on behalf of GMO clients.

X.Review of Policy and Procedures

As a general principle, the Stewardship and Corporate Leadership Subcommittee, with the involvement from the Compliance Department, reviews, on an annual basis, the adequacy of this Policy to reasonably ensure it has been implemented effectively, including whether it continues to be reasonably designed to ensure that GMO’s approach to voting proxies is in the best interests of its clients.

APPENDIX I
Summary of GMO’s Proxy Voting Guidelines for U.S. Companies

Below is a summary of the key components of the GMO Proxy Voting Guidelines for U.S. Companies:

Director Elections
We consider the following principles when determining votes on director nominees:

▪Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections.
▪Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.
▪Composition: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.
▪Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy.

Executive Compensation
▪We consider the following principles when evaluating executive and director compensation programs:
▪Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value.
▪Avoid arrangements that risk “pay for failure”
▪Provide shareholders with clear, comprehensive compensation disclosures
▪Avoid inappropriate pay to non-executive directors

ESG-Related Proposals
▪We generally support standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large.

Climate Change-Related Proposals
▪Vote for shareholder proposals seeking information on the financial, physical, or regulatory risks the company faces related to climate change on its operations and investments, or on how the company identifies, measures, and manage such risks.
▪Vote for shareholder proposals calling for the reduction of Green House Gas (“GHG”) emissions.

▪Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

Energy-Related Proposals
▪Generally vote for proposals requesting that a company report on its energy efficiency policies.
▪Generally vote for requests for reports on the feasibility of developing renewable energy resources.
▪Generally vote for proposals requesting that the company invest in renewable energy resources.

Board Diversity Proposals
▪Generally vote for requests for reports on a company's efforts to diversify the board, unless:
▪The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
▪The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits
▪Generally vote for proposals seeking to amend a company’s Equal Employment Opportunity (“EEO”) statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.
▪Generally vote for proposals to extend company benefits to domestic partners.

Equality of Opportunity Proposals
▪Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data.
▪Generally vote for proposals seeking information on the diversity efforts of suppliers and service providers.

Facility and Workplace Safety Proposals
▪Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:
- The company’s compliance with applicable regulations and guidelines;
- The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
- The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

Sustainability Reporting
▪Vote for shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.
▪Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).
▪Vote for shareholder proposals to prepare a sustainability report

Water Issues Sustainability
▪Generally vote for on proposals requesting a company to report on, or to adopt a new policy on, water-related risks and concerns, taking into account:
- The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
- Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
- The potential financial impact or risk to the company associated with water-related concerns or issues; and recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

ESG Compensation-Related Proposals
▪Generally vote for proposals to link, or report on linking, executive compensation to environmental and social criteria (such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending)

Human Rights Proposals
▪Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies.
▪Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.
▪Vote for shareholder proposals calling for the implementation and reporting on international labor standards of the International Labour Organization, SA 8000 Standards, or the Global Sullivan Principles.
▪Vote for shareholder proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights.
▪Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.
▪Vote for shareholder proposals that seek publication of a “Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.
▪Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.
▪Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.
▪Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.